UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2023

United Parcel Service, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15451	58-2480149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Glenlake Parkway,	N.E., Atlanta,	Georgia	30328
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (404) 828-6000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class B common stock, par value $0.01 per share	UPS	New York Stock Exchange

0.375% Senior Notes due 2023	UPS23A	New York Stock Exchange

1.625% Senior Notes due 2025	UPS25	New York Stock Exchange

1% Senior Notes due 2028	UPS28	New York Stock Exchange

1.500% Senior Notes due 2032	UPS32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 4, 2023, as part of its periodic review of corporate governance matters, the Board of Directors of United Parcel Service, Inc. (the "Company") approved amendments to the Company's Amended and Restated Bylaws (the "Bylaws"), effective immediately. The Bylaws were amended to:
•Modify the provisions relating to the availability of lists of shareholders entitled to vote at stockholder meetings to reflect recent amendments to the Delaware General Corporation Law;
•Updated the disclosure, notification, and other requirements related to nominations of directors and solicitations of proxies, including requiring compliance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended;
•Require that any stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white; and
•Make other ministerial and clarifying changes.
The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the text of the Bylaws as amended. The Bylaws as amended, and a copy marked to show changes from the Bylaws prior thereto are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference herein.

Item 5.07.     Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting of Shareholders on May 4, 2023. The following matters were submitted to a vote of the shareholders.

Election of Directors:
Votes regarding the election of 12 directors for a term expiring at the Company’s 2024 annual meeting of shareholders, or until their earlier resignation, removal or retirement, were as follows:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Carol B. Tomé	1,230,251,244	30,322,342	5,909,125	110,666,525
Rodney C. Adkins	1,172,077,861	81,696,922	12,707,928	110,666,525
Eva C. Boratto	1,224,471,752	32,148,478	9,862,481	110,666,525
Michael J. Burns	1,213,902,081	43,794,296	8,786,334	110,666,525
Wayne M. Hewett	1,226,154,302	31,334,478	8,993,931	110,666,525
Angela Hwang	1,223,317,413	33,792,535	9,372,763	110,666,525
Kate E. Johnson	1,115,300,920	142,334,052	8,847,739	110,666,525
William R. Johnson	1,093,998,107	162,779,158	9,705,446	110,666,525
Franck J. Moison	1,110,962,355	142,896,988	12,623,368	110,666,525
Christiana Smith Shi	1,214,119,930	41,881,977	10,480,804	110,666,525
Russell Stokes	1,111,985,366	145,407,727	9,089,618	110,666,525
Kevin M. Warsh	1,102,178,227	155,687,350	8,617,134	110,666,525
Under the Company’s Bylaws, each of the director nominees was elected.

Approval, on an Advisory Basis, of Named Executive Officer Compensation:
Votes regarding the approval, on an advisory basis, of the compensation of the Company’s named executive officers were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,158,204,619	78,048,618	30,229,474	110,666,525
The proposal passed.
Approval, on an Advisory Basis, of the Frequency of Future Advisory Votes on Named Executive Officer Compensation:
Votes regarding the approval, on an advisory basis, of the frequency of future advisory votes on named executive officer compensation were as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
1,207,832,270	16,305,502	22,716,187	19,628,752
Shareowners approved, on an advisory basis, a frequency of "one year" for future advisory votes on named executive officer compensation. Future advisory votes on named executive officer compensation will be held every year.
Ratification of Accountants:
Votes regarding the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2023 were as follows:

FOR	AGAINST	ABSTAIN
1,329,345,484	39,679,177	8,124,575
The proposal passed.

Shareowner Proposals:
Votes on a shareowner proposal to reduce the voting power of UPS class A stock from 10 votes per share to one vote per share were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
415,252,029	844,068,862	7,161,820	110,666,525
The proposal did not pass.
Votes on a shareowner proposal requesting the Company adopt independently verified science-based greenhouse gas ("GHG") emission reduction targets were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
250,956,166	979,014,516	36,512,029	110,666,525
The proposal did not pass.

Votes on a shareowner proposal requesting the Company prepare a report on integrating GHG emission reduction targets into executive compensation were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
224,447,026	1,024,685,662	17,350,023	110,666,525
The proposal did not pass.
Votes on a shareowner proposal requesting the Company prepare a report addressing the impact of its climate-change strategy on relevant stakeholders consistent with the "Just Transition" guidelines were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
298,441,658	944,154,671	23,886,382	110,666,525
The proposal did not pass.
Votes on a shareowner proposal requesting the Company prepare a report on risks or costs caused by state policies restricting reproductive rights were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
110,131,859	1,133,943,640	22,407,212	110,666,525
The proposal did not pass.
Votes on a shareowner proposal requesting the Company prepare a report on the impact of the Company's diversity, equity and inclusion policies on civil rights, non-discrimination and returns to merit, and the Company's business were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
70,313,644	1,177,389,993	18,779,074	110,666,525
The proposal did not pass.
Votes on a shareowner proposal requesting the Board prepare an annual report on the effectiveness of the Company's diversity, equity and inclusion efforts were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
310,232,700	932,852,147	23,397,864	110,666,525
The proposal did not pass.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

3.1	United Parcel Service, Inc. Amended and Restated Bylaws.
3.2	United Parcel Service, Inc. Amended and Restated Bylaws, marked to show amendments effective as of May 4, 2023.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PARCEL SERVICE, INC.
Date:	May 9, 2023	By:	/s/ Norman M. Brothers, Jr.
Name: Norman M. Brothers, Jr.
Title: Executive Vice President, Chief Legal and Compliance Officer